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                                                                   EXHIBIT 32.1*

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Cognex Corporation (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended June 29, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date: August 12, 2003

                                   /s/ Robert J. Shillman
                                   ----------------------
                                   Robert J. Shillman
                                   President, Chief Executive Officer and
                                   Chairman of the Board of Directors
                                   (duly authorized officer, principal executive officer)